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Exhibit 10.4

        Adopted May 13, 1991, As Amended
Through December 16, 1993

MOTOROLA, INC.
SHARE OPTION PLAN OF 1991

1.    Purpose:

        This Plan shall be known as the "Share Option Plan of 1991" (hereinafter referred to as the "Plan"). The purpose of the Plan is to provide certain key employees of Motorola, Inc. (the "Company") and its subsidiaries with additional incentive to increase their efforts on the Company's behalf and to remain in the employ of the Company or any of its subsidiaries by granting key employees from time to time options to purchase shares of Common Stock of the Company. The options granted under this Plan may, but need not, constitute "incentive stock options" (referred to herein as "Incentive" options) within the meaning of Section 422, or any successor section, of the Internal Revenue Code of 1986, as amended (the "Code"). An option granted which does not constitute an Incentive option shall for purposes of the Plan constitute a "Non-Qualified" option. The terms "subsidiary" and "subsidiaries" mean and include any corporation, partnership, joint venture or other business entity or organization in which a fifty percent (50%) or greater interest is, at the time, directly or indirectly, owned by the Company or by one or more subsidiaries or by the Company and one or more subsidiaries, except that with respect to any key employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the terms "subsidiary" or "subsidiaries" mean and include any corporation or other entity at least a majority of the outstanding voting shares of which (other than directors' qualifying shares) is, at the time, directly or indirectly owned by the Company or by one or more subsidiaries. Notwithstanding the foregoing definitions, with respect to Incentive options, "subsidiary" shall mean "subsidiary corporation" as defined in Section 424(f) of the Code.

2.    Administration:

        The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors"), or such other committee as may be designated by the Board of Directors. The Committee shall have full authority to act in all matters pertaining to the Plan. Without limiting the generality of the foregoing provision, the Committee is authorized and shall have full power and authority, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration and operation of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with the Plan and the options granted thereunder as it may deem necessary or advisable. All determinations of the Committee shall be final, conclusive and binding upon all persons.

3.    Shares:

        The shares to be optioned under the Plan shall be shares of the Company's Common Stock, $3 par value (the "Shares"), which Shares may either be authorized but unissued or treasury Shares. The aggregate number of Shares for which options may be granted under the Plan shall (subject to the provisions of paragraph 11 hereof) be (i) 8,000,000 Shares, plus (ii) the total number of Shares with respect to which no options have been granted under the Company's Share Option Plan of 1982 on the date the Plan is implemented as hereinafter provided in paragraph 17, plus (iii) the total number of Shares as to which options granted under the Share Option Plan of 1982 terminate or expire without being wholly exercised. New options may be granted under this Plan covering the number of Shares to which such termination or expiration relates.

4.    Granting of Options:

        Subject to the approval of this Plan by the affirmative votes of the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, and subject to the provisions of this paragraph and paragraph 3 hereof, the Committee may at any time and from time to time after May 13, 1991, and prior to the expiration of five (5) years from the date on which this Plan is approved by the stockholders of the Company, grant options to such key employees of the Company or any subsidiary, and for such numbers of Shares, as the Committee shall designate.

        An individual optionee may be granted (i) an Incentive option, (ii) a Non-Qualified option, or (iii) an Incentive option and a Non-Qualified option at the same time.

        Incentive options shall be evidenced by Incentive option certificates and Non-Qualified options shall be evidenced by Non-Qualified option certificates. Each option certificate shall be in such form as the Committee shall, from time to time, designate, and shall include, by reference, the terms of the Plan as a condition under which the option is issued and received.

        The following terms and conditions shall apply to Incentive options:

          (a)  No Incentive option shall be granted to any participant who, at the time the option is granted, would own (within the meaning of Section 422(b) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

          (b)  The aggregate Fair Market Value, as defined in paragraph 9 hereof, (determined as of the time the option is granted) of the Shares of Common Stock with respect to which one or more Incentive options are exercisable for the first time by any individual optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.00.

          (c)  Each Incentive option, by its terms, shall (i) not be exercisable after the expiration of ten (10) years after the date it is granted and (ii) not be transferable by the optionee otherwise than by will or the applicable laws of descent and distribution or by operation of a death beneficiary designation made by the optionee in accordance with rules established by the Committee and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative if the optionee is legally incompetent.

5.    Price:

        The option price per Share ("Option Price") for options granted hereunder shall be determined by the Committee. No option granted under the Plan shall have an Option Price less than the Fair Market Value of a Share on the date of grant of such option as determined by the Committee.

6.    Term and Exercise of Options:

        Except as provided herein for optionees who die while in the employ of the Company or any subsidiary or for a Change in Control, as hereinafter defined, no option granted under this Plan may be exercised prior to the expiration of twelve (12) months from the date it is granted (hereinafter referred to as the "non-exercise period"). In the event of a Change in Control, on the date of the Change in Control, the following shall apply to every option then outstanding which has a non-exercise period in effect: (a) the non-exercise period shall automatically terminate and have no further force or effect and (b) each such option shall be immediately exercisable for the entire amount of Shares subject to each such option. For purposes hereof, a Change in Control shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (other than the Company, any employee benefit plan of the Company, any "person" who is a natural person and who was shown as the "beneficial owner," directly or indirectly, of securities of the Company representing more than 5% of the combined voting power of the Company's securities in the Company's Proxy Statement dated earlier than, but closest to, the date the Plan is approved by the Company's stockholders, and, for purposes of the Plan, no change in control shall be deemed to have occurred as a result of the "beneficial ownership," or changes therein, of the Company's securities by any of the foregoing), (B) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have (directly or indirectly) at least 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, (C) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, or (D) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation (other than by the Board of Directors), contested election or substantial stock accumulation (a "Control Transaction"), the members of the Board of Directors immediately prior to the first public announcement relating to such Control Transaction shall thereafter cease to constitute a majority of the Board of Directors.

        No option shall be exercisable for less than a minimum of fifty (50) Shares except in cases where the number of Shares represented by the option being exercised is less than fifty (50), in which case, the option shall not be exercisable for less than all Shares represented by the option.

        Anything in the Plan to the contrary notwithstanding, no option granted under the Plan shall be exercisable in any amount after a date ten (10) years from the date the option was granted.

        Subject to the specific provisions of this paragraph 6 and of paragraph 8 of the Plan with respect to the exercise and termination of options granted under the Plan, each such option shall be exercisable in such manner (including any installments), at such time or times and subject to such terms, conditions or limitations as shall be fixed by the Committee, in its sole discretion, at the time such option is granted.

7.    Non-Transferability of Option Rights:

        No option shall be transferable by an optionee otherwise than by operation of a death beneficiary designation made by the optionee in accordance with rules established by the Committee, by will or by the applicable laws of descent and distribution, nor shall any optionee pledge, hypothecate, or otherwise create any lien thereon. During the lifetime of any optionee, an option shall be exercisable only by the optionee or by the optionee's guardian or legal representative if the optionee is legally incompetent.

8.    Effect of Termination of Employment:

        Notwithstanding any time period specified in this paragraph 8 or elsewhere in the Plan for exercise of an option, no option may be exercised after expiration of its stated term.

          (a)  Termination of Employment During the Non-Exercise Period.

              (i)  If, during the non-exercise period, the optionee's employment with the Company and its subsidiaries shall terminate for any reason (including retirement) other than death, transfer to an Affiliate, as herein defined, or Total or Permanent Disability (as that term is defined in the Motorola Employees' Savings and Profit Sharing Plan) of the optionee, as determined by the Committee or its designee, the optionee's right to exercise the option shall terminate and all rights thereunder shall cease; provided, however, if the optionee's employment terminates by reason of the transfer of such optionee to a corporation, partnership, joint venture or other business entity in which the Company or a subsidiary of the Company has an ownership interest (an "Affiliate"), the Committee shall have the power and authority, in its discretion, to determine whether or not any or all of the options held by the optionee shall terminate or shall continue in effect. Any option which the Committee permits to continue in effect shall be subject to all of the terms and conditions of the Plan, including this paragraph 8 (with "termination of employment", "employment shall terminate", "terminates employment", "employment is terminated" or "employment shall have been terminated" or words of like import or intent meaning termination of employment with the Affiliate).

            (ii)  If, during the non-exercise period, an optionee dies while in the employ of the Company or any subsidiary, the deceased optionee's Successor-in-Interest, as hereinafter defined, shall have the right to exercise, in whole or in part, at any time during the remainder of the term of the option, the entire amount of the Shares subject to such option (without regard to any installment limitation on the exercise of the option). For purposes of the Plan, the term "Successor-in-Interest" shall mean the deceased optionee's death beneficiary, personal representative, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the laws of descent and distribution.

            (iii)  If an optionee's employment with the Company and its subsidiaries shall terminate because of the Total and Permanent Disability of the optionee or if the optionee shall be put on disability leave of absence status because of Total and Permanent Disability of the optionee, each option held by such an optionee which has a non-exercise period in effect at the time of termination of employment or commencement of the disability leave of absence shall become exercisable at the time the applicable non-exercise period elapses, and the optionee shall then have the right to exercise, in whole or in part, each such option for the entire amount of Shares subject to each such option (without regard to any installment limitation on exercise of the option) at any time during the remainder of the term of the option. The unexercised portion of each option shall terminate upon expiration of the term of each such option, and any unexercised portion shall terminate immediately if and when the optionee is employed by a competitor of the Company or any subsidiary without written consent of the Committee.

          (b)  Termination of Employment After the Non-Exercise Period.

              (i)  By Termination of Employment Without Cause.

            If the non-exercise period shall have elapsed and the optionee's employment with the Company and its subsidiaries shall have been terminated thereafter by the Company or any subsidiary without cause, the optionee shall have the right to exercise the then presently exercisable unexercised portion of the option at any time during a period of twelve (12) months after the date of termination of employment. The unexercised portion of the option may be exercised, in whole or in part, for the number of Shares which were or would have become exercisable under and pursuant to paragraph 6 of the Plan to the extent the optionee could have exercised such option had the optionee remained in the employ of the Company or any subsidiary during the twelve (12) month period immediately following the date of termination of employment. The unexercised and/or unexercisable portion of each option shall terminate twelve (12) months after an optionee's employment with the Company and its subsidiaries shall have been so terminated, and any unexercised and/or unexercisable portion shall terminate immediately if and when the optionee is employed by a competitor of the Company or any subsidiary without the written consent of the Committee.

            (ii)  By Termination of Employment for Cause.

            If an optionee's employment is terminated by the Company or any subsidiary for cause, any unexercised portion of any option granted to the optionee shall terminate with the optionee's termination of employment. As used herein, the term "cause" means (a) the failure of the optionee to carry out the duties assigned to the optionee as a result of incompetence or willful neglect, as determined by the Committee, or (b) such other reasons, including the existence of a conflict of interest, as the Committee may determine.

            (iii)  By Voluntary Termination of Employment.

            If an optionee voluntarily terminates employment with the Company or any subsidiary for reasons other than the retirement of the optionee, any unexercised portion of the optionee's option shall terminate with the optionee's termination of employment.

            (iv)  By Retirement.

            If the non-exercise period shall have elapsed or terminated and the optionee's employment with the Company or any subsidiary shall have been terminated because of the retirement of the optionee from the Company or any subsidiary at age 55 or older, the optionee shall have the right to exercise, in whole or in part, the unexercised portion of any Incentive or Non-Qualified option held by such optionee for the entire amount of Shares subject to such option (without regard to any installment limitation on exercise of the option) at any time during the remainder of the term of the option. The unexercised portion of each option shall terminate upon expiration of the term applicable to each such option, and any unexercised portion shall terminate immediately if and when the optionee is employed by a competitor of the Company or any subsidiary without written consent of the Committee.

            For purposes of the Plan, if the optionee is a participant in the Company's pension plan or the pension plan of any subsidiary, the term "retirement" shall mean the optionee's retirement as provided for in the applicable pension plan. If the optionee is not a participant in the Company's pension plan or the pension plan of any subsidiary, "retirement" of an optionee shall be determined by the Committee. In no event can retirement take place prior to age 55 even if permitted under the applicable pension plan.

            (v)  By Total and Permanent Disability.

        If the non-exercise period shall have elapsed and the optionee's employment with the Company and its subsidiaries shall have been terminated because of the Total and Permanent Disability of the optionee or if the optionee shall be put on disability leave of absence status because of the Total and Permanent Disability of the optionee, the optionee shall have the right to exercise, in whole or in part, the unexercised portion of any Incentive or Non-Qualified option held by such optionee for the entire amount of Shares subject to such option (without regard to any installment limitation on exercise of the option) at any time during the remainder of the term of the option. The unexercised portion of each option shall terminate upon expiration of the term of each such option, and any unexercised portion shall terminate immediately if and when the optionee is employed by a competitor of the Company or any subsidiary without written consent of the Committee.

            (vi)  By Death.

        If an optionee dies while in the employ of the Company or any subsidiary, the unexercised portion of the option may be exercised, in whole or in part, at any time during the remainder of the term of the option by the optionee's Successor-in-Interest for the entire number of Shares subject to the option (without regard to any installment limitation on exercise of the option).

          (vii)  Effect of Death After Termination of Employment Without Cause or Retirement.

        If an optionee dies during the twelve (12) month period immediately following the optionee's termination of employment without cause and at the time of death such optionee is not employed by a competitor of the Company or any subsidiary (or while employed by a competitor of the Company or any subsidiary with the written consent of the Committee), the unexercised portion of the option may be exercised by the optionee's Successor-in-Interest at any time during the remainder of the term of the option, in whole or in part, for the number of Shares which were or would have become exercisable under and pursuant to paragraph 6 of the Plan had the optionee survived for the remainder of the terms of the option, without regard to the requirement of exercise within twelve (12) months after termination of employment without cause.

        If an optionee dies after retirement prior to the expiration of the term of the option, and if at the time of death such optionee is not employed by a competitor of the Company or any subsidiary (or while employed by a competitor of the Company or any subsidiary with the written consent of the Committee), the unexercised portion of the option may be exercised for the entire number of Shares subject to such option (without regard to any installment limitation on exercise of the option), by the optionee's Successor-in-Interest at any time during the remainder of the term of the option.

          (viii)  By Transfer of Optionee to an Affiliate.

        If the non-exercise period shall have elapsed and the optionee's employment with the Company and its subsidiaries shall terminate by reason of the transfer of such optionee to an Affiliate, as defined in this paragraph 8, the Committee shall have the power and authority, in its discretion, to determine whether or not any or all of the options held by the optionee shall continue in effect for the remainder of the term of the option or for the period otherwise applicable under the provisions of the Plan. Any option which the Committee permits to continue in effect beyond the period otherwise applicable under the Plan shall be subject to all of the terms and conditions of the Plan, including this paragraph 8 (with "termination of employment", "employment shall terminate", "terminates employment", "employment is terminated" or "employment shall have been terminated" or words of like import or intent meaning termination of employment with the Affiliate).

          (c)  Procedure on Death.

        No transfer of an option to a Successor-in-Interest pursuant to sub-paragraphs (a)(ii), (b)(vi) and (b)(vii) above, by will or by the laws of descent and distribution, shall be effective unless the Company shall have been furnished with written notice of the optionee's death and a copy of the will (if the optionee had a will) and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the Successor-in-Interest or Successors-in-Interest of the terms and conditions of the option, and under no circumstances shall the right of any such Successor-in-Interest to exercise any such option extend beyond the expiration of the term of such option.

          (d)  Leaves of Absence and Lay-offs.

        If an optionee is placed on leave of absence status by the Company or any subsidiary, any then exercisable option shall be suspended at such time. If an optionee is placed on lay-off status by the Company or any subsidiary, any then exercisable option may be exercised during the following period of twelve (12) months and shall be suspended thereafter. In either case, the unexercised portion of the option shall either (i) terminate upon the optionee's termination of employment with the Company and its subsidiaries or (ii) be reinstated upon such optionee being re-employed from leave of absence or lay-off status by the Company or any subsidiary.

          (e)  Meaning of Termination of Employment.

        Wherever in this paragraph 8 or elsewhere in the Plan the words "termination of employment, employment is terminated, employment shall terminate or employment shall have been terminated" or words of like import or intent are used, they shall mean the last day worked by the optionee rather than the last day the optionee is on the payroll of the Company or any of its subsidiaries.

9.    Payment for Shares; Withholding Tax:

          (a)  Payment for Shares purchased upon exercise of an option granted hereunder shall be made in full for all Shares purchased at the time of purchase. An optionee may pay the option price (a) in cash, (b) by transferring to the Company Shares owned by the optionee equal in Fair Market Value, as herein defined, to all or part of the aggregate option price of the Shares being purchased, or (c) by a combination of the means specified in (a) or (b). No fractional Shares may be purchased. For purposes of this paragraph and paragraph 4 hereof, the Fair Market Value of Shares shall be determined as follows: (i) if the New York Stock Exchange is open for trading on the date of the purchase or grant and Shares trade on the New York Stock Exchange on that day, the Fair Market Value shall be the average of the high and low prices for Shares as reported on the Composite Tape, or (ii) if the New York Stock Exchange is not open for trading on the date of the purchase or grant or if Shares do not trade on the New York Stock Exchange on that day, the Fair Market Value shall be the closing price for Shares as reported on the Composite Tape for the last previous day on which Shares did so trade.

          (b)  If the Company is required to withhold any tax for Federal Insurance Contribution Act ("FICA") purposes and/or any federal, state or local income tax or taxes in connection with the exercise of a Non-Qualified option by an optionee, the Committee may permit the optionee, subject to the restrictions herein contained, to satisfy, in whole or in part, the optionee's obligation to pay to the Company the amount of such tax or taxes by electing (a) to have the Company withhold a portion of the Shares which would otherwise be issuable to such optionee upon exercise of the option, or (b) to deliver and transfer to the Company Shares previously owned by the optionee, or (c) by a combination of the means specified in (a) and (b); provided, however, that the amount of federal, state and local income taxes that may be paid by delivery or withholding of Shares shall not exceed the applicable statutory minimum withholding requirements. The amount of any withholding tax not paid by delivery or withholding of Shares shall be paid by the optionee to the Company in cash. Any fractional Share shall also be paid in cash. Shares delivered or withheld shall have a Fair Market Value equal (as near as possible) to the amount of tax required to be withheld, or such part of such tax that the optionee elects to pay with Shares. The Fair Market Value of the Shares delivered to or withheld by the Company shall be determined as provided in this Section 9 as of the date the amount of tax to be withheld is determined (the "Tax Date") or if Shares did not trade on the New York Stock Exchange on the Tax Date, as of the last previous date Shares did so trade. An election by an optionee to deliver Shares or to have Shares withheld to satisfy tax withholding requirements shall be subject to the following restrictions: (1) if the election is made by an optionee other than an optionee who is a director or officer of the Company subject to Section 16 of the 1934 Act: (i) the election shall be made on or prior to the option exercise date, (ii) the election shall be irrevocable unless revocation is approved by the Committee, and (iii) the election shall be subject to the approval or disapproval of theCommittee; (2) if the election is made by an optionee who is a director orofficer of the Company subject to Section 16 of the 1934 Act (a "Section 16 Optionee"), and the election is to deliver and transfer to the Company Shares previously owned by the optionee, the restrictions stated in (1) above shall apply; (3) if the election is made by a Section 16 Optionee, and the election is to have the Company withhold a portion of the Shares which would otherwise be issuable to such Section 16 Optionee upon exercise of the option, the election shall be made in accordance with either (A), (B) or (C) hereinafter: (A)(i) the election shall be made at least six (6) months prior to the date the option is exercised and the Shares are withheld, (ii) the election shall be irrevocable unless revocation is permitted by a rule or ruling of the SEC, and then only in accordance with such rule or ruling, provided that the Committee also approves the revocation, and (iii) the election shall be subject to the approval or disapproval of the Committee, or (B)(i) the election shall be made during the period beginning on the third business day following the date of the release by the Company for publication of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date (the "Window Period"), and the option exercise and the withholding of the Shares shall occur during the same Window Period, and (ii) the election shall be subject to the approval or disapproval of the Committee, or (C)(i) the election shall be made in advance of a Window Period to take effect in the Window Period next succeeding the date the election is made, with the option being exercised and the shares withheld in such Window Period, (ii) the election shall be subject to the approval or disapproval of the Committee, and (iii) the election may be revoked only if permitted by a rule or ruling of the SEC, and then only in accordance with such rule or ruling, provided that the Committee also approves the revocation.

10.  Rights as a Stockholder:

        An optionee or a Successor-in-Interest of an optionee shall have no rights as a stockholder with respect to any Shares covered by the optionee's option until the optionee or Successor-in-Interest shall have become the holder of record of such Shares, and no adjustment, except as may be effected pursuant to the provisions of paragraph 11 below, shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Shares for which the record date is prior to the date on which the optionee or Successor-in-Interest shall become the holder of record thereof.

11.  Merger, Consolidation, Reclassification, Stock Dividend, Etc.:

        In the event of any merger, consolidation, reorganization, reclassification, recapitalization, subdivision, stock dividend, stock split-up, reverse stock split-up, or other change in the corporate structure, which affects the Shares, such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such change, shall be made in the aggregate number of Shares subject to the Plan, the maximum number of Shares which may be granted to a participant in a calendar year and the number of

Shares and the price per Share subject to outstanding options.

12.  Company's Right to Terminate Employment:

        Nothing contained herein or in any share option agreement shall restrict the right of the Company or any subsidiary to terminate the employment of any optionee at any time, with or without cause, or to increase or decrease the compensation of any optionee.

13.  Indemnification and Exculpation:

        Each person, who is or shall have been a member of the Board of Directors or of the Committee, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may bea party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of such person's bad faith, subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to participate in, and to the extent it may wish, to assume the defense thereof before such person undertakes to handle it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law under the Delaware General Corporation Law, the Bylaws of the Company or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless. Each member of the Board of Directors or of the Committee, and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished on behalf of the Company by any person or persons other than himself or herself in connection with the administration of the Plan. In no event shall any person who is or shall have been a member of the Board of Directors or of the Committee, or an officer or employee of the Company, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action taken (including the furnishing of information) or any failure to act, if in good faith.

14.  Use of Proceeds:

        The proceeds received from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

15.  Amendment and Termination of Plan:

        The Board of Directors may at any time terminate the Plan. The Board of Directors or any committee thereof to whom authority is delegated by the Board of Directors may make such amendments and modifications as it deems advisable, in its sole discretion, except that the Board of Directors or such committee may not, without approval of the stockholders, (a) materially increase the total number of Shares on which options may be granted under the Plan, except as may be effected pursuant to the provisions of paragraph 11 hereof, (b) materially increase the benefits accruing to participants under the Plan, (c) materially change the requirement as to eligibility for participation in the Plan, or (d) extend the termination date of the Plan or the term of any option granted thereunder so that its term exceeds 10 years from the date of its original grant. Unless sooner terminated, the Plan shall terminate at midnight, Central Time, on May 12, 1996; provided, however, that all options granted under the Plan shall continue in full force and effect until terminated in accordance with the terms and conditions of the options and the Plan. No amendment, modification or termination of the Plan shall in any manner affect any option theretofore granted under the Plan without the consent of the optionee or the Successor-in-Interest of the optionee, as applicable.

16.  Approval by Stockholders:

        The Plan has been approved by the Board of Directors and is subject to approval by the affirmative votes of the holders of a majority of the Shares present, or represented, and entitled to vote at the meeting of stockholders at which the Plan is submitted.

17.  Implementation of the Plan and Grant of Options Under 1982 Plan:

        If the Plan is implemented, except as hereinafter provided, no further options will be granted under the Share Option Plan of 1982. If the Board of Directors terminates the Plan after it has been implemented, options may be granted under the Share Option Plan of 1982, but not as to any Shares issued or under option pursuant to the Plan.

Exhibit 10.4
As Amended Through August 7, 1995

Resolution Amending Section 4
of
Share Option Plan of 1991

        RESOLVED, that, the Share Option Plan of 1991 is hereby amended by adding the following sentence at the end of the first paragraph of Section 4:

  "The Committee may, in its discretion, delegate to members of the Committee and/or one or more elected officers of the Company the authority to grant options to key employees who are not subject to Section 16 of the 1934 Act."

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  Exhibit 10.4
  Exhibit 10.4 As Amended Through August 7, 1995